UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2023

JFrog Ltd.

(Exact name of Registrant as Specified in Its Charter)

Israel	001-39492	98-0680649
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

270 E. Caribbean Drive
Sunnyvale, California		94089
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (408) 329-1540

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, NIS 0.01 par value	FROG	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 28, 2023, JFrog Ltd. (the “Company”) announced the appointment of Ed Grabscheid as the Chief Financial Officer (“CFO”) of the Company, to be effective January 1, 2024 (the “Effective Date”). Mr. Grabscheid will succeed Jacob Shulman, who will step back from his role as CFO when Mr. Grabscheid assumes the position of CFO, and may continue as an advisor to management with respect to financial matters to assist in the transition of his duties as mutually agreed between the parties. Mr. Shulman has been with the Company for five years, and the Company thanks Mr. Shulman for his significant contributions.

Mr. Grabscheid, 50, is currently the Company’s VP of Finance, a role he has held since August 2019, in which capacity he leads the Company’s financial planning and analysis and business operations teams. From January 2015 to July 2019 Mr. Grabscheid was Chief Financial Officer at Atlona, a leading global manufacturer of AV over IP distribution, connectivity, and control solutions. Mr. Grabscheid brings over 25 years of financial management experience serving in various finance and accounting roles in technology companies including, Intermolecular Inc., ServiceMax, Inc., and Cisco Systems, Inc. Mr. Grabscheid holds a B.B.A. in Accounting from California State University, Fresno, and an M.B.A. in Finance degree from San Jose State University.

Beginning on the Effective Date, Mr. Grabscheid will be paid an annual base salary of $450,000 and will have the opportunity to receive an annual target bonus amount of up to 50% of his annual base salary upon achievement of certain predetermined performance parameters. The Company will grant Mr. Grabscheid an award of restricted stock units (“RSUs”) with a grant date fair value of approximately $2,000,000, which award shall vest as to 25% of the RSUs associated with the new hire award on March 1, 2025, and as to 6.25% of the RSUs associated with the new hire award on each quarterly vesting date (set at March 1, June 1, September 1 and December 1 of each year) thereafter, in each case, subject to Mr. Grabscheid’s continuous service with the Company or its subsidiaries or affiliates from the grant date through the applicable quarterly vesting date. The number of RSUs subject to the award will be calculated by dividing $2,000,000 by the closing share price of the Company on the grant date, all governed by the terms of an award agreement between Mr. Grabscheid and the Company.

Effective upon his appointment as CFO of the Company, Mr. Grabscheid will be designated as the Company’s Principal Financial Officer and an “officer” as such term is used within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended. Mr. Grabscheid and the Company will enter into the Company’s standard form of indemnification agreement prior to the Effective Date, the form of which is filed as Exhibit 10.1 to the Company’s Registration Statement on Form S-1.

There are no other arrangements or understandings between Mr. Grabscheid and any other persons pursuant to which Mr. Grabscheid was appointed as CFO of the Company. There are no family relationships between Mr. Grabscheid and any director or executive officer of the Company, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Mr. Shulman’s existing compensation arrangements will remain in place during his remaining period of employment. Mr. Shulman’s departure is not the result of any dispute or disagreement with the Company, its board of directors, or its management, or any matter relating to the Company’s operations, policies or practices.

To the extent that the Company and Mr. Shulman enter into any material compensation arrangements in connection with his advisory role, the Company will file an amendment to this Form 8-K.

Item 7.01 Regulation FD Disclosure.

On September 28, 2023, the Company reiterated its financial guidance for the third quarter and full fiscal year 2023, as provided in a press release issued on August 2, 2023.

On September 28, 2023, the Company issued a press release relating to the matters described above. A copy of the press release is furnished herewith as Exhibit 99.1. The information set forth under this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description
99.1	Press release issued by JFrog Ltd. dated September 28, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally relate to future events or the Company’s future financial or operating performance. In some cases, you can identify forward looking statements because they contain words such as “may,” “will,” “plans,” “intends,” or “target” or the negative of these words or other similar terms or expressions that concern the Company’s expectations, strategy, priorities, plans or intentions. Forward-looking statements in this Current Report on Form 8-K include, but are not limited to, statements regarding the Company’s expectations for its financial and operating performance in the third quarter of 2023 and the Company’s executive transition. The Company’s expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected, including risks related to the macroeconomic environment and risks regarding the Company’s ability to forecast its performance due to its limited operating history. The forward-looking statements contained in this Current Report on Form 8-K are also subject to other risks and uncertainties, including those more fully described in the Company’s filings with the SEC, including the Company’s Quarterly Report on Form 10-Q for the quarters ended March 31, 2023 and June 30, 2023.

The forward-looking statements in this Current Report on Form 8-K are based on information available to the Company as of the date hereof, and the Company disclaims any obligation to update any forward-looking statements, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JFrog Ltd.

Date:	September 28, 2023	By:	/s/ Shlomi Ben Haim
Shlomi Ben Haim Chief Executive Officer (Principal Executive Officer)